Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Benton H Wilcoxon, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Amended Quarterly Report of Composite Technology Corporation on Form 10-Q/A for the period ended December 31, 2004 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Composite Technology Corporation.


Date: May 31,  2006



By: /s/ Benton H Wilcoxon
Benton H Wilcoxon
Chief Executive Officer and
Acting Chief Financial Officer